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                                                                      Exhibit 24
                                                                      ----------

                              Powers of Attorney

     KNOW ALL PERSONS BY THESE RESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Gordon, Sue A. Hogue and Julie Cummins Brady and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Apertus Technologies Incorporated for the fiscal year ended March 31, 1996 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           Signature                                            Date
           ---------                                            ----

    /s/  Robert D. Gordon                                  June 28, 1996
- --------------------------------------------
Robert D. Gordon, Chairman of the Board,
   Chief Executive Officer, President and Director
   (principal executive officer)


   /s/  Sue A. Hogue                                       June 28, 1996
- -------------------------------------------
Sue A. Hogue, Chief Financial Officer
  (principal financial officer and
   principal accounting officer)


   /s/  Nicholas J. Covatta                                June 28, 1996
- ---------------------------------------------
Nicholas J. Covatta Jr., Director


   /s/  Robert W. Fischer                                  June 28, 1996
- --------------------------------------------
Robert W. Fischer, Director


   /s/  George E. Hubman                                   June 28, 1996
- -------------------------------------------
George E. Hubman, Director


   /s/  Arch. J. McGill                                    June 28, 1996
- --------------------------------------------
Arch J. McGill, Director


   /s/  Clarence W. Spangle                                June 28, 1996
- -------------------------------------------
Clarence W. Spangle, Director